MFS(R) INFLATION-ADJUSTED BOND FUND


    Supplement to Current Statement of Additional Information - Part I:


Effective immediately, the sub-section entitled "Custodian" under the main heading "Management of the Fund" is restated in its entirety as follows:


Custodian

State Street Bank and Trust Company, with a place of business at 225 Franklin St., Boston, MA 02110, serves as the custodian of the assets of the Fund (the "Custodian"). The Custodian is responsible for safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, collecting interest and dividends on the Fund's investments, serving as the Fund's foreign custody manager, providing reports on foreign securities depositaries, maintaining books of original entry and other required books and accounts for the Fund, and calculating the daily net asset value of each class of shares of the Fund. The Fund may invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions.

The Fund has an expense offset arrangement that reduces the Fund's custodian fees based upon the amount of cash maintained by the Fund with its Custodian.


             The date of this Supplement is October 15, 2007.